UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

EVgo Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39572	85-2326098
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11835 West Olympic Boulevard, Suite 900E Los Angeles, California	90064
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 494-3833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value	EVGO	Nasdaq Global Select Market
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	EVGOW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described further below under Item 5.07 of this Current Report on Form 8-K (the “8-K”), EVgo Inc. (the “Company”) held its 2023 annual meeting of stockholders (the “Annual Meeting”) on May 17, 2023. At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s board of directors, approved an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the personal liability of certain of the Company’s officers, as permitted by recent changes to Delaware law (the “Charter Amendment”).

The Charter Amendment became effective upon the filing of the Third Amended and Restated Certificate of Incorporation of the Company (the “Third A&R Charter”) with the Secretary of State of the State of Delaware on May 19, 2023. A description of the Charter Amendment is provided in “Proposal No. 3 – The Charter Amendment Proposal” in the Company’s definitive proxy statement, filed with the Securities and Exchange Commission on April 6, 2023 (the “Proxy Statement”), which description and text are incorporated by reference herein.

The foregoing description of the terms of the Charter Amendment and the description incorporated by reference from the Proxy Statement do not purport to be complete and are qualified in their entireties by reference to the full text of the Third A&R Charter, which is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on May 17, 2023. At the close of business on March 22, 2023, the record date of the Annual Meeting, the Company had 267,428,591 shares of common stock outstanding. The holders of 237,488,693 shares of the Company’s common stock were present at the Annual Meeting, either in person or by proxy, which constituted a quorum for the purpose of conducting business at the Annual Meeting.

Set forth below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the following nominees for director to serve as Class II directors for a term expiring in 2026 or until their successors shall have been elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Paul Segal	204,483,702	3,734,247	29,270,744
Darpan Kapadia	204,427,974	3,789,975	29,270,744
Jonathan Seelig	207,396,346	821,603	29,270,744

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2023 was ratified.

Votes For	Votes Against	Abstentions	Broker Non-Votes
236,606,536	568,847	313,310	--

Proposal No. 3 – The Charter Amendment Proposal

The proposal to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to limit the personal liability of certain of its officers as permitted by recent amendments to the General Corporation Law of the State of Delaware was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
201,779,833	6,139,693	298,423	29,270,744

Item 7.01	Regulation FD Disclosure.

On May 22, 2023, the Company issued a press release announcing the additions of Paul Segal and Jonathan Seelig to the Company’s board of directors. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 8.01	Other Events.

On May 22, 2023, the Company issued and sold an aggregate of 29,411,765 shares (the “Shares”) of its Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), pursuant to an underwriting agreement (the “Underwriting Agreement”) dated as of May 17, 2023, by and among the Company and J.P. Morgan Securities LLC, Evercore Group L.L.C. and Goldman Sachs & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”). The Shares were sold in a registered public offering (the “Offering”) pursuant to an effective Registration Statement on Form S-3 (File No. 333-266753) (the “Registration Statement”) and a related prospectus and prospectus supplement, in each case filed with the Securities and Exchange Commission. An affiliate of EVgo Holdings, LLC (together with its affiliates, “LS Power”), the Company’s controlling stockholder, purchased 5,882,352 of the Shares at the public offering price of $4.25 per Share. The Company did not pay any commissions and the Underwriters did not receive any discounts on the Shares sold to LS Power. The net proceeds to the Company from the sale of the Shares, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company, were approximately $120.3 million. The Company intends to use the net proceeds from the Offering for general corporate purposes.

Under the terms of the Underwriting Agreement, the Company also granted the Underwriters a 30-day option to purchase up to 4,411,764 additional shares of Class A Common Stock on the same terms and conditions. The Company, the Company’s directors, director nominees and executive officers and certain stockholders of the Company also agreed to certain restrictions on the sale and other transfer of shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock without first obtaining the written consent of J.P. Morgan Securities LLC and Evercore Group L.L.C., on behalf of the Underwriters, subject to certain exceptions, for 60 days after the date of the prospectus supplement relating to the Offering.

The description of the Underwriting Agreement set forth above does not purport to be a complete summary and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and is incorporated herein by reference.

A copy of the opinion of Freshfields Bruckhaus Deringer US LLP relating to the validity of the Shares is filed as Exhibit 5.1 hereto and is incorporated by reference into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement, dated as of May 17, 2023, among EVgo Inc. and J.P. Morgan Securities LLC, Evercore Group L.L.C. and Goldman Sachs & Co. LLC, as representatives of the underwriters named in Schedule 1 thereto.

3.1	Third Amended and Restated Certificate of Incorporation of EVgo Inc., as filed with the Secretary of State of the State of Delaware on May 19, 2023.

5.1	Opinion of Freshfields Bruckhaus Deringer US LLP.

23.1	Consent of Freshfields Bruckhaus Deringer US LLP (included in Exhibit 5.1).

99.1	Press Release, dated May 22, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVgo Inc.

Date: May 22, 2023	By:	/s/ Olga Shevorenkova
	Name:	Olga Shevorenkova
	Title:	Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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